                                    [PHOTO]

                          Annual Report July 31, 2000

                                  OPPENHEIMER
                           SENIOR FLOATING RATE FUND

                            [OPPENHEIMERFUNDS LOGO]
                            THE RIGHT WAY TO INVEST

Contents

 1  President's Letter

 3  An Interview
    with Your Fund's
    Managers

10  FINANCIAL
    STATEMENTS

26  INDEPENDENT
    AUDITORS' REPORT

27  Federal
    Income Tax
    Information

28  Officers and Trustees


REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

The Fund has performed well since its inception, CONSISTENTLY MEETING ITS OBJECTIVES DURING A CHALLENGING PERIOD FOR MOST BOND AND EQUITY MARKETS.

We took advantage of favorable market conditions in late 1999, SELECTIVELY BUILDING A PORTFOLIO OF REASONABLY PRICED LOANS TO COMPANIES MEETING OUR CRITERIA FOR FINANCIAL STABILITY.

In a period of rising interest rates, we successfully provided investors with an attractive level of current income WHILE MAINTAINING A RELATIVELY STABLE SHARE PRICE.

CUMULATIVE
TOTAL RETURNS*
For the Period from 9/8/99
to 7/31/00

Class A
----------------------------
6.94%

Class B
Without Early     With Early
Withdrawal        Withdrawal
Charge            Charge
----------------------------
6.56%             3.56%

Class C
Without Early     With Early
Withdrawal        Withdrawal
Charge            Charge
----------------------------
6.51%             5.52%

* SEE NOTES ON PAGE 8 FOR FURTHER DETAILS.

[PHOTO]           [PHOTO]

JAMES C. SWAIN
Chairman
Oppenheimer
Senior Floating
Rate Fund

BRIDGET A. MACASKILL
President
Oppenheimer
Senior Floating
Rate Fund

PRESIDENT'S LETTER
--------------------------------------------------------------------------------

DEAR SHAREHOLDER,

The 1990s, although not free of volatility, were distinguished by an overall bull market. In contrast, the year 2000 has been characterized so far as a relatively difficult investment environment with high levels of volatility.

       As we entered the year, a vital concern weighing on investors' minds was growing evidence of a trend toward higher inflation. While productivity improvements and various economic forces helped keep inflation low over the last decade, the year 2000 has seen upward pressure on wages and some prices. That's primarily because the U.S. economy has been growing at a vigorous pace, creating a labor shortage for businesses and high spending levels among consumers. In response, since the summer of 1999, the Federal Reserve Board raised short-term interest rates six times through June 30, 2000 in an attempt to forestall inflationary pressures.

       During that period, higher interest rates adversely affected many stocks and bonds. In a dramatic decline, previously high-flying technology stocks generally fell to more reasonable valuations. At the same time, long-neglected value stocks began to attract investor interest. The result: narrowing of the valuation gap between growth stocks and value stocks. Finally, in the bond market, higher interest rates caused prices of most fixed income securities to fall.

       At OppenheimerFunds, we were not surprised by these developments, many of which we anticipated in our recent letters to investors. What did concern us was that, prior to the April 2000 correction, we began to see disturbing signs that short-term trading was taking place not just in technology stocks, but also in mutual funds. Prudent investors will understand our concern: most stock and bond funds are carefully

                    1 OPPENHEIMER SENIOR FLOATING RATE FUND

PRESIDENT'S LETTER
--------------------------------------------------------------------------------

designed as long-term investments to help individuals and families progress toward significant financial goals. In general, short- term trading is risky and may compromise a well-planned financial strategy. It may also result in unforeseen adverse consequences, such as unnecessarily high tax bills.

       We continue to believe that maintaining a long-term perspective and practicing diversification are the fundamental drivers of consistent performance over time. These strategies have helped individual investors, as well as professional investors, weather declining markets and participate in rising ones. On the following pages, your portfolio manager discusses the long-term strategies and particular investment decisions that affected your fund during the reporting period.

       You can remain confident that our portfolio managers will continue to monitor areas of opportunity in the arenas in which your fund invests, as the effects of today's changing investment environment take hold. Knowing what's going on in the world's economies, markets and companies--and making investment decisions designed to try to take advantage of them over the long term--is central to what makes OppenheimerFunds The Right Way to Invest.


Sincerely,

/s/ JAMES C. SWAIN                /s/ BRIDGET A. MACASKILL

James C. Swain                    Bridget A. Macaskill
August 21, 2000


THESE GENERAL MARKET VIEWS REPRESENT OPINIONS OF OPPENHEIMERFUNDS, INC. AND ARE NOT INTENDED TO PREDICT OR DEPICT PERFORMANCE OF ANY PARTICULAR FUND. SPECIFIC DISCUSSION, AS IT APPLIES TO YOUR FUND, IS CONTAINED IN THE PAGES THAT FOLLOW. STOCKS AND BONDS HAVE DIFFERENT TYPES OF INVESTMENT RISKS; STOCKS ARE SUBJECT TO MARKET VOLATILITY AND BONDS ARE SUBJECT TO CREDIT AND INTEREST RATE RISKS.

                     2 OPPENHEIMER SENIOR FLOATING RATE FUND

PORTFOLIO MANAGEMENT
TEAM
Arthur Zimmer
Joseph Welsh
Margaret Mudd


AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

HOW WOULD YOU CHARACTERIZE THE FUND'S PERFORMANCE SINCE ITS INCEPTION?

A. We are pleased with the Fund's performance from the time it began operations on September 8, 1999, through the end of the fiscal year on July 31, 2000. Despite a difficult period for the loan market, the Fund achieved its objectives of providing investors with an attractive level of current income while maintaining low levels of share price volatility.

WHAT MADE THIS SUCH A DIFFICULT PERIOD FOR THE LOAN MARKET?

Early in the period, Y2K issues had a significant impact on the market. Driven by the uncertainties surrounding the millennial date change, an unusually large number of companies sought to satisfy their capital needs well in advance of January 1, 2000. As a result, corporate loan closings rose sharply in September, October and November of 1999, and then fell to negligible volumes in December 1999 and early January 2000. As volume rose, prices generally declined, only to climb again as volume fell.

       Aside from these transitory issues, rising U.S. interest rates and inflation concerns were the key challenges facing the loan market throughout the period. Although measurable inflation remained low, high levels of consumer spending fueled a rate of economic growth that many observers considered unsustainable. The Federal Reserve Board ("Fed") raised interest rates in an effort to slow the pace of economic growth and thereby head off an acceleration of inflationary pressures. The possibility of increasing inflation and the likelihood of future interest rate

                     3 OPPENHEIMER SENIOR FLOATING RATE FUND

"OUR INVESTMENT APPROACH CONSISTENTLY MET THE FUND'S OBJECTIVES UNDER CHALLENGING CONDITIONS."

AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

hikes by the Fed raised concerns regarding corporate borrowers' ability to meet their loan obligations, especially those on the weakest financial footing. As a result, most investors in the loan market sought to purchase only those loans issued by financially stable companies, creating greater demand for the products in which the Fund invests.

HOW DID YOU MANAGE THE FUND IN LIGHT OF THESE CONDITIONS?

When we launched the Fund on September 8, 1999, we took advantage of favorable market conditions to invest in senior secured loans issued by companies with relatively high credit quality at prices we considered attractive. By the end of November 1999, when the supply of new issues began to dwindle, we had acquired more than 40 senior secured loans issued by 19 different entities. The issuers included companies in a diverse group of industries, such as telecommunications, transportation, energy, chemicals, lodging and manufacturing. During 2000, we have bought loans opportunistically, taking advantage of prices we considered attractive on select types of floating rate instruments. These loans generally met our expectations throughout the period, providing a level of current income in response to rising interest rates while maintaining their value.

WHAT WAS THE IMPACT OF YOUR PORTFOLIO MANAGEMENT DECISIONS?

During the first seven months of 2000, our investment approach consistently demonstrated the ability to meet the Fund's objectives under challenging conditions. With interest rates generally rising, bond markets falling and stock prices showing high levels of volatility, the Fund provided strong yields with relatively little volatility in its net asset values (NAV).

                     4 OPPENHEIMER SENIOR FLOATING RATE FUND

       The events of May 2000 handily illustrate the strengths and benefits of the leveraged loan asset class and Oppenheimer Senior Floating Rate Fund. During that month, most major asset classes--including high-yield bonds, emerging-market bonds, 10-year U.S. Treasuries and stocks (as represented by the Dow, NASDAQ and S&P 500 Indices)--all had negative returns. However, the Fund and the overall leveraged loan market, as measured by the DLJ Leveraged Loan Index Plus, provided positive total returns.(1) Floating-rate loans benefited from rising interest rates. These results demonstrate how the Fund can act as a hedge against rising interest rates, producing opportunities for positive returns when other debt markets are falling. It also demonstrates the lack of correlation between the behavior of the Fund's assets and that of other major asset classes, which is why the Fund offers excellent opportunities to increase an investor's overall level of portfolio diversity.(2)


WHAT IS THE FUND'S INVESTMENT APPROACH?

We established Oppenheimer Senior Floating Rate Fund for investors seeking high current income and relative principal stability, which are important goals in today's volatile interest rate environment. The Fund invests primarily in senior secured floating or adjustable rate loans. These loans have the potential to offer higher yields than short- or intermediate-term fixed rate securities, or investment-grade corporate bonds having comparable maturities.(3) They also offer an adjustable, or "floating," income stream that helps reduce the volatility of principal when interest rates rise. When short-term interest rates change, the income from the Fund's holdings fluctuates; thus, the values of



1. Investors cannot purchase indices directly. They are referred to in this report for comparative purposes only.

2. The Fund itself is non-diversified, which means that it can invest a relatively larger portion of its assets in fewer issuers, entailing greater risks, than diversified funds. The Fund is not intended to be an investor's only investment, but to complement other holdings.

3. Most of the Fund's investments in senior loans are below investment grade, which entails greater credit risks, and many are illiquid investments.

                     5 OPPENHEIMER SENIOR FLOATING RATE FUND

CUMULATIVE
TOTAL RETURNS(6)
For the Period from 9/8/99 to 6/30/00

                 Since
                 Inception
--------------------------
Class A          6.10%
--------------------------
Class B          2.77
--------------------------
Class C          4.72
--------------------------

AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

the loans tend to be more stable(4) than fixed rate debt. The Fund's portfolio managers look to identify value and manage risk by locating loans in strong companies that are in industries with favorable outlooks, have loans which possess a clear seniority in their capital structure and retain a high valuation of their collateral.(5)

       The Fund offers investors another advantage as well. The values of senior secured floating rate loans historically have shown low correlation to changing stock and bond prices. In other words, when stocks or bonds rise or fall, senior loan values have tended not to move in the same direction. As a result, the Fund provides investors with an opportunity to effectively reduce the overall principal risk level of their portfolio.

WHAT IS YOUR OUTLOOK FOR THE FUND?

With a reasonably good balance between supply and demand in the market for senior secured loans, we remain highly selective regarding the credit quality and yield of the loans we purchase. During the recent period, we rejected approximately 75% of the loans offered to us for purchase; we anticipate remaining equally selective in the coming months.



4. Interest rates on senior floating rate loans reset periodically, so that the Fund's share prices will fluctuate in value.

5. There can be no assurance that the collateral will be adequate to cover the borrower's obligations, or that the Fund will be able to sell the collateral promptly. It is possible that a bankruptcy court might set aside senior rights of lenders under these loans.

6. See page 8 for further details.

                     6 OPPENHEIMER SENIOR FLOATING RATE FUND

CREDIT ALLOCATION(7)
[PIE CHART]

- BBB           4.9%
- BB           59.9
- B            17.3
- Other        17.9

       On the macro-economic front, uncertainties remain high regarding the future direction of interest rates and inflation. As a result, we believe bond and equity markets are likely to remain volatile in the coming months. In such an environment, the Fund is strongly positioned to help investors earn attractive levels of income while reducing the risk of volatility of their principal. That's what makes Oppenheimer Senior Floating Rate Fund an important part of The Right Way to Invest.


TOP FIVE CORPORATE LOAN HOLDINGS BY INDUSTRY(8)
---------------------------------------------------------------------
Media/Entertainment: Wireless Communications                     9.2%
---------------------------------------------------------------------
Service                                                          7.9
---------------------------------------------------------------------
Transportation                                                   6.5
---------------------------------------------------------------------
Manufacturing                                                    5.4
---------------------------------------------------------------------
Media/Entertainment: Diversified Media                           4.8

TOP FIVE HOLDINGS BY ISSUER(8)
---------------------------------------------------------------------
Treasury Repurchase Agreement                                   17.9%
---------------------------------------------------------------------
Nextel Communications, Inc.                                      3.1
---------------------------------------------------------------------
Charter Communications Holdings LLC                              3.1
---------------------------------------------------------------------
Broadwing Inc.                                                   3.0
---------------------------------------------------------------------
VoiceStream Wireless Corp.                                       2.6



7. Portfolio data is subject to change. Percentages are as of July 31, 2000, and are dollar-weighted based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 5.2% of total investments) but for which the ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.

8. Portfolio is subject to change. Percentages are as of July 31, 2000, and are based on total market value of investments.

                     7 OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES
--------------------------------------------------------------------------------

IN REVIEWING PERFORMANCE, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REPURCHASED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE FUND'S PERFORMANCE MAY FROM TIME TO TIME BE SUBJECT TO SHORT-TERM CHANGES, PARTICULARLY DURING PERIODS OF MARKET OR INTEREST RATE VOLATILITY. FOR QUARTERLY UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT 1.800.525.7048 OR VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Please note that Oppenheimer Senior Floating Rate Fund has a limited operating history. The inception date of all classes is 9/8/99. Therefore you should not consider the performance shown to be indicative of long-term results.

CLASS A shares are not subject to early withdrawal charges or asset-based sales charges.

CLASS B cumulative total returns are shown net of the applicable early withdrawal charge of 3% (since inception). Class B shares are subject to an annual 0.50% asset-based sales charge.

CLASS C cumulative total returns are shown net of the applicable early withdrawal charge of 1% (since inception). Class C shares are subject to an annual 0.50% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                     8 OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                      FINANCIALS



                     9 OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS July 31, 2000

                                                                                              PRINCIPAL      MARKET VALUE
                                                                                                 AMOUNT        SEE NOTE 1
=========================================================================================================================
CORPORATE LOANS--81.2%
-------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE--4.0%
DeCrane Aircraft Holdings, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche D, 10.78%, 12/17/06(1,2)                                                             $3,989,989       $ 3,957,571
-------------------------------------------------------------------------------------------------------------------------
Fairchild Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 9.62%-9.772%, 4/30/06(1,2)                                                         3,243,135         3,059,359
-------------------------------------------------------------------------------------------------------------------------
Titan Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 9.711%, 2/23/07(1,2)                                                               2,493,750         2,501,543
Tranche C, 9.798%-11.50%, 2/23/07(1,2)                                                        2,992,500         3,005,592
                                                                                                              -----------
                                                                                                               12,524,065

-------------------------------------------------------------------------------------------------------------------------
CHEMICALS--2.6%
Georgia Gulf Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 9.375%, 11/12/06(1,2)                                                              4,974,978         5,008,664
-------------------------------------------------------------------------------------------------------------------------
Lyondell Chemical Co., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 10.37%, 6/30/05(1,2)                                                               3,230,720         3,266,688
                                                                                                              -----------
                                                                                                                8,275,352

-------------------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES--0.6%
Sleepmaster LLC, Sr. Sec. Credit Facilities Term Loan,
Tranche B, 10.39%, 12/31/06(1,2)                                                              2,000,000         2,012,500
-------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES--2.2%
Joan Fabrics Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 9.531%-10.031%, 8/28/06(1,2)                                                       3,921,124         3,901,520
-------------------------------------------------------------------------------------------------------------------------
Polymer Group, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche C, 9.88%, 4/17/00(1.2)                                                                3,000,000         2,911,875
                                                                                                              -----------
                                                                                                                6,813,395

-------------------------------------------------------------------------------------------------------------------------
ENERGY--2.5%
Key Energy Services, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 10.33%-10.63%, 6/14/04(1,2)                                                        4,960,696         4,969,998
-------------------------------------------------------------------------------------------------------------------------
Port Arthur Coker Co., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 11.984%, 6/15/07(1,2)                                                              3,000,000         2,859,375
                                                                                                              -----------
                                                                                                                7,829,373

-------------------------------------------------------------------------------------------------------------------------
FOOD/TOBACCO--1.6%
Triarc Consumer Products Group, Sr. Sec. Credit Facilities Term Loan:
Tranche B, 10.188%-10.25%, 2/25/06(1,2)                                                       1,452,121         1,457,966
Tranche C, 10.438%-10.50%, 2/25/07(1,2)                                                       3,535,247         3,549,474
                                                                                                              -----------
                                                                                                                5,007,440

-------------------------------------------------------------------------------------------------------------------------
FOREST PRODUCTS/CONTAINERS--3.2%
Stone Container Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche E, 10.187%-10.375%, 10/1/03(1,2)                                                      5,000,000         5,015,864
Tranche G, 10.187%, 12/31/06(1,2)                                                             2,683,333         2,680,258
-------------------------------------------------------------------------------------------------------------------------
Tekni-Plex, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 10.312%, 6/30/07(1,2)                                                              2,500,000         2,514,062
                                                                                                              -----------
                                                                                                               10,210,184


                    10 OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                                              PRINCIPAL      MARKET VALUE
                                                                                                 AMOUNT        SEE NOTE 1
=========================================================================================================================
GAMING/LEISURE--3.2%
Isle of Capri Casinos, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 9.586%, 3/2/06(1,2)                                                               $2,660,000       $ 2,674,726
Tranche C, 10.226%-10.445%, 3/2/07(1,2)                                                       2,327,499         2,340,385
-------------------------------------------------------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc., Sr. Sec. Credit Facilities
Term Loan, Tranche II, 9.37%-9.38%, 2/23/03(1,2)                                              5,000,000         5,018,749
                                                                                                              -----------
                                                                                                               10,033,860

-------------------------------------------------------------------------------------------------------------------------
HEALTHCARE--4.1%
Apria Healthcare Group, Inc., Revolving Credit Facilities Term Loan,
10.125%, 8/9/01(1,2)                                                                          4,282,968         4,232,999
-------------------------------------------------------------------------------------------------------------------------
Omnicare, Inc., Revolving Credit Facilities Term Loan,
7.625%-7.688%, 10/22/01(1,2)                                                                  3,900,000         3,797,625
-------------------------------------------------------------------------------------------------------------------------
Triad Hospitals Holdings, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 10.62%-10.63%, 11/11/05(1,2)                                                       4,949,696         4,968,774
                                                                                                              -----------
                                                                                                               12,999,398

-------------------------------------------------------------------------------------------------------------------------
HOUSING--2.1%
Grant Forest Products Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 10.38%, 6/15/03(1,2)                                                               1,130,434         1,131,141
-------------------------------------------------------------------------------------------------------------------------
Lennar Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 9.187%, 5/2/07(1,2)                                                                2,500,000         2,505,207
-------------------------------------------------------------------------------------------------------------------------
Therma-Tru Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 10.125%, 5/3/07(1,2)                                                               2,985,000         2,992,462
                                                                                                              -----------
                                                                                                                6,628,810

-------------------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--3.2%
Amkor Technology, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 9.67%, 11/1/05(1,2)                                                                4,987,500         5,020,896
-------------------------------------------------------------------------------------------------------------------------
SCG Holding Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 10.312%, 8/4/06(1,2)                                                               2,407,407         2,426,366
Tranche C, 10.563%, 8/4/07(1,2)                                                               2,592,592         2,613,009
                                                                                                              -----------
                                                                                                               10,060,271

-------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--5.5%
Blount International, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 10.66%-10.83%, 8/12/06(1,2)                                                        3,448,811         3,468,213
-------------------------------------------------------------------------------------------------------------------------
Citation Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 10.625%, 12/1/07(1,2)                                                              6,000,000         5,917,500
-------------------------------------------------------------------------------------------------------------------------
Flowserve Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 10.25%, 4/20/08(1,2)                                                               2,000,000         2,005,000
-------------------------------------------------------------------------------------------------------------------------
Terex Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 9.37%, 7/15/05(1,2)                                                                2,956,691         2,956,923
Tranche C, 9.62%-9.826%, 2/5/06(1,2)                                                          2,983,349         2,986,548
                                                                                                              -----------
                                                                                                               17,334,184


                    11 OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

                                                                                              PRINCIPAL      MARKET VALUE
                                                                                                 AMOUNT        SEE NOTE 1
=========================================================================================================================
MEDIA/ENTERTAINMENT: BROADCASTING--3.2%
Pegasus Media & Communications Co., Sr. Sec. Credit Facilities Term
Loan, Tranche B, 10.187%, 4/30/05(1,2)                                                       $5,000,000       $ 4,988,540
-------------------------------------------------------------------------------------------------------------------------
Young Broadcasting, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 10%, 11/30/06(1,2)                                                                 5,000,000         5,027,500
                                                                                                              -----------
                                                                                                               10,016,040

-------------------------------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT: CABLE/WIRELESS VIDEO--4.7%
Century Holdings LLC, Sr. Sec. Credit Facilities Term Loan,
Tranche B, 9.73%, 6/30/09(1,2)                                                                5,000,000         5,019,095
-------------------------------------------------------------------------------------------------------------------------
Charter Communication Holdings LLC, Sr. Sec. Credit Facilities Term
Loan, Tranche B, 9.24%, 3/18/08(1,2)                                                          4,999,999         4,972,185
-------------------------------------------------------------------------------------------------------------------------
Charter Communications, Inc. VI Operating Co. LLC, Sr. Sec. Credit
Facilities Term Loan, Tranche B, 9.73%, 9/23/08(1,2)                                          5,000,000         4,997,500
                                                                                                              -----------
                                                                                                               14,988,780
-------------------------------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT: DIVERSIFIED MEDIA--4.9%
Dreamworks Film Trust II, Sr. Sec. Credit Facilities Term Loan,
Tranche II, 9.434%, 1/12/09(1,2)                                                              2,000,000         2,013,126
-------------------------------------------------------------------------------------------------------------------------
Mail-Well, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 9.28%-9.29%, 3/3/07(1,2)                                                           4,987,500         4,985,944
-------------------------------------------------------------------------------------------------------------------------
SFX Entertainment, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 10.13%, 6/30/06(1,2)                                                               5,000,000         5,005,000
-------------------------------------------------------------------------------------------------------------------------
Ziff Davis, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 10.26%, 3/31/07(1,2)                                                               3,327,215         3,328,464
                                                                                                              -----------
                                                                                                               15,332,534

-------------------------------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT: TELECOMMUNICATIONS--4.7%
CFW Communications Co., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 10.62%, 7/26/08(1,2)                                                               4,000,000         3,990,000
-------------------------------------------------------------------------------------------------------------------------
NEXTLINK Communications, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 9.94%, 6/30/07(1,2)                                                                6,000,000         6,020,418
-------------------------------------------------------------------------------------------------------------------------
Pacific Crossings, Sr. Sec. Credit Facilities Term Loan,
Tranche B, 9.25%, 7/31/06(1,2)                                                                5,000,000         4,918,750
                                                                                                              -----------
                                                                                                               14,929,168

-------------------------------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT: WIRELESS COMMUNICATIONS--9.4%
American Tower Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 9.98%, 12/17/07(1,2)                                                               3,700,000         3,716,398
-------------------------------------------------------------------------------------------------------------------------
Crown Castle International Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 9.37%, 3/15/08(1,2)                                                                2,500,000         2,507,590
-------------------------------------------------------------------------------------------------------------------------
McLeodUSA, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 9.62%, 5/26/08(1,2)                                                                5,000,000         5,011,160


                    12 OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                                              PRINCIPAL      MARKET VALUE
                                                                                                 AMOUNT        SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT: WIRELESS COMMUNICATIONS Continued
Nextel Communications, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 10.125%, 1/29/08(1,2)                                                             $3,500,000       $ 3,520,562
Tranche C, 10.375%, 7/29/08(1,2)                                                              3,500,000         3,520,563
Tranche D, 9.812%, 3/31/09(1,2)                                                               3,000,000         2,987,643
-------------------------------------------------------------------------------------------------------------------------
VoiceStream Wireless Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 9.76%, 2/25/09(1,2)                                                                8,500,000         8,469,451
                                                                                                              -----------
                                                                                                               29,733,367

-------------------------------------------------------------------------------------------------------------------------
METALS/MINERALS--0.9%
Ispat Inland LP, Sr. Sec. Credit Facilities Term Loan:
Tranche B, 9.03%, 7/16/05(1,2)                                                                1,488,927         1,457,597
Tranche C, 9.53%, 7/16/06(1,2)                                                                1,488,927         1,457,597
                                                                                                              -----------
                                                                                                                2,915,194

-------------------------------------------------------------------------------------------------------------------------
SERVICE--8.0%
Allied Waste North America, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 9.563%, 7/21/06(1,2)                                                               3,318,181         3,197,533
Tranche C, 9.75%-9.812%, 7/21/07(1,2)                                                         4,681,817         4,511,587
-------------------------------------------------------------------------------------------------------------------------
Casella Waste Systems, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 10.215%, 12/14/06(1,2)                                                             5,000,000         4,948,750
-------------------------------------------------------------------------------------------------------------------------
Dyncorp, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 10.50%-10.812%, 12/10/06(1,2)                                                      2,772,000         2,769,691
-------------------------------------------------------------------------------------------------------------------------
Jostens, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 10.22%, 6/30/09(1,2)                                                               5,000,000         5,016,145
-------------------------------------------------------------------------------------------------------------------------
United Rentals, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche C, 9.16%, 6/30/06(1,2)                                                                5,000,000         4,940,625
                                                                                                              -----------
                                                                                                               25,384,331

-------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--6.6%
Atlas Air, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 8.74%, 5/29/04(1,2)                                                                  493,750           494,213
-------------------------------------------------------------------------------------------------------------------------
Kansas City Southern Industries, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche X, 9.88%, 1/11/01(1,2)                                                                5,000,000         5,010,940
-------------------------------------------------------------------------------------------------------------------------
Meridian Automotive Systems, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 11.15%, 3/31/07(1,2)                                                               4,000,000         3,988,752
-------------------------------------------------------------------------------------------------------------------------
Motor Coach Industries International, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 9.97%-10.31%, 6/16/06(1,2)                                                         7,399,999         7,298,250
-------------------------------------------------------------------------------------------------------------------------
RailAmerica, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 9.938%-10%, 1/14/07(1,2)                                                           3,979,999         4,001,890
                                                                                                              -----------
                                                                                                               20,794,045


                    13 OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

                                                                                               PRINCIPAL    MARKET VALUE
                                                                                                  AMOUNT      SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------
UTILITY--4.0%
AES EDC Funding Corp., Sr. Sec. Credit Facilities Term Loan:
9.63%, 10/21/01(1,2)                                                                          $  857,142    $    855,357
9.793%, 10/21/01(1,2)                                                                          2,142,857       2,138,394
-------------------------------------------------------------------------------------------------------------------------
Broadwing, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B 8.92%-9.06%, 1/12/07(1,2)                                                            9,499,999       9,519,218
                                                                                                              -----------
                                                                                                              12,512,969
                                                                                                              -----------
Total Corporate Loans (Cost $256,931,542)                                                                    256,335,260

=========================================================================================================================
LOAN PARTICIPATIONS--0.9%
Ferrell Cos., Inc., Sr. Sec. Loan Participation Nts., Series B,
10.853%, 7/17/06(1, 2) (Cost $2,973,750)                                                       3,000,000       2,947,500

=========================================================================================================================
CORPORATE BONDS AND NOTES--1.6%
-------------------------------------------------------------------------------------------------------------------------
Ascent Entertainment Group, Inc., Sr. Sec. Disc. Nts., 0%/11.875%, 12/15/04(3)                 2,500,000       2,062,500
-------------------------------------------------------------------------------------------------------------------------
Century Communications, Inc., Sr. Nts., 9.50%, 8/15/00                                         3,000,000       3,015,000
                                                                                                              -----------
Total Corporate Bonds and Notes (Cost $5,056,080)                                                              5,077,500

=========================================================================================================================
REPURCHASE AGREEMENTS--18.3%
-------------------------------------------------------------------------------------------------------------------------
Repurchase agreement with Paine Webber, Inc., 6.53%, dated 7/31/00, to be repurchased at $57,780,479 on 8/1/00, collateralized by
U.S. Treasury Nts., 5.50%-7.50%, 3/31/01-8/15/09, with a value of
$58,966,266 (Cost $57,770,000)                                                                57,770,000      57,770,000
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $322,731,372)                                                    102.0%    322,130,260
-------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                               (2.0)     (6,433,675)
                                                                                            -----------------------------
NET ASSETS                                                                                         100.0%   $315,696,585
                                                                                            =============================


FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Identifies issues considered to be illiquid or restricted--See Note 5 of Notes to Financial Statements.

2. Represents the current interest rate for a variable or increasing rate security.

3. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                    14 OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF ASSETS AND LIABILITIES JULY 31, 2000



======================================================================================================
ASSETS
Investments, at value (cost $322,731,372)--see accompanying statement              $ 322,130,260
------------------------------------------------------------------------------------------------------
 Cash                                                                                      1,133
------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Shares of beneficial interest sold                                                    3,767,856
 Interest                                                                              2,144,601
 Commitment fees                                                                             442
 Other                                                                                    72,090
                                                                                    ------------------
 Total assets                                                                        328,116,382

======================================================================================================
 LIABILITIES
 Payables and other liabilities:
 Investments purchased                                                                 8,971,250
 Shares of beneficial interest repurchased                                             2,702,950
 Dividends                                                                               621,085
 Distribution and service plan fees                                                       61,655
 Trustees' compensation                                                                    1,261
 Transfer and shareholder servicing agent fees                                               107
 Other                                                                                    61,489
                                                                                    ------------------
 Total liabilities                                                                    12,419,797

======================================================================================================
 NET ASSETS                                                                         $315,696,585
                                                                                   ===================

======================================================================================================
 COMPOSITION OF NET ASSETS
 Par value of shares of beneficial interest                                         $     31,662
------------------------------------------------------------------------------------------------------
 Additional paid-in capital                                                          316,064,977
------------------------------------------------------------------------------------------------------
 Undistributed net investment income                                                     151,365
------------------------------------------------------------------------------------------------------
 Accumulated net realized gain on investment transactions                                 49,693
------------------------------------------------------------------------------------------------------
 Net unrealized depreciation on investments                                             (601,112)
                                                                                    ------------------

 NET ASSETS                                                                         $315,696,585
                                                                                   ===================




======================================================================================================
 NET ASSET VALUE PER SHARE
 Class A Shares:
 Net asset value per share (based on net assets of $22,420,653
 and 2,250,374 shares of beneficial interest outstanding)                                  $9.96
------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, repurchase price and offering price per share (based on net
 assets of $98,342,918 and 9,865,146 shares of beneficial interest outstanding)            $9.97
------------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, repurchase price and offering price per share (based on net
 assets of $194,933,014 and 19,546,782 shares of beneficial interest outstanding)          $9.97


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    15 OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF OPERATIONS

 FOR THE PERIOD FROM SEPTEMBER 8, 1999 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 2000


======================================================================================================
INVESTMENT INCOME
Interest                                                                             $11,384,588
------------------------------------------------------------------------------------------------------
 Commitment fees                                                                           1,121

======================================================================================================
 EXPENSES
 Management fees                                                                         920,997
------------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                                  14,558
 Class B                                                                                 328,291
 Class C                                                                                 552,397
------------------------------------------------------------------------------------------------------
 Legal, auditing and other professional fees                                             140,362
------------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                                            65,631
-------------------------------------------------------------------------------------------------------
 Registration and filing fees                                                             35,460
-------------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                              27,189
-------------------------------------------------------------------------------------------------------
 Trustees' compensation                                                                    1,422
-------------------------------------------------------------------------------------------------------
 Other                                                                                    76,178
                                                                                     ------------------
 Total expenses                                                                        2,162,485
 Less expenses paid indirectly                                                           (13,851)
 Less waiver of expenses                                                                (468,292)
                                                                                     ------------------
 Net expenses                                                                          1,680,342


=======================================================================================================
 NET INVESTMENT INCOME                                                                 9,705,367

=======================================================================================================
 REALIZED AND UNREALIZED GAIN (LOSS)
 Net realized gain on investments                                                         49,693
-------------------------------------------------------------------------------------------------------
 Net change in unrealized depreciation investments                                      (601,112)
                                                                                     ------------------
 Net realized and unrealized loss                                                       (551,419)


=======================================================================================================
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $9,153,948
                                                                                     ==================



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    16 OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF CHANGES IN NET ASSETS


                                                                         PERIOD ENDED JULY 31, 2000(1)
=======================================================================================================
 OPERATIONS
-------------------------------------------------------------------------------------------------------
 Net investment income                                                              $  9,705,367
-------------------------------------------------------------------------------------------------------
 Net realized gain                                                                        49,693
-------------------------------------------------------------------------------------------------------
 Net change in unrealized depreciation                                                  (601,112)
                                                                                     ------------------
 Net increase in net assets resulting from operations                                  9,153,948


=======================================================================================================
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income:
 Class A                                                                                (508,876)
 Class B                                                                              (3,381,755)
 Class C                                                                              (5,691,842)


=======================================================================================================
 BENEFICIAL INTEREST TRANSACTIONS
 Net increase in net assets resulting from beneficial interest transactions:
 Class A                                                                              22,345,061
 Class B                                                                              98,514,949
 Class C                                                                             195,163,100

=======================================================================================================
 NET ASSETS
 Total increase                                                                      315,594,585
-------------------------------------------------------------------------------------------------------
 Beginning of period                                                                    102,000(2)
                                                                                   --------------------
 End of period (including undistributed net investment
 income of $151,365 for the period ended July 31, 2000)                             $315,696,585
                                                                                   =====================




1. For the period from September 8, 1999 (commencement of operations) to July 31, 2000.
2. Reflects the value of the Manager's initial seed money investment at August 26, 1999.

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    17 OPPENHEIMER SENIOR FLOATING RATE FUND

FINANCIAL HIGHLIGHTS



                                             CLASS A                CLASS B                 CLASS C
                                              PERIOD                 PERIOD                  PERIOD
                                              ENDED                  ENDED                   ENDED
                                             JULY 31,                JULY 31,                JULY 31,
                                              2000(1)                 2000(1)                  2000(1)
=======================================================================================================
 PER SHARE OPERATING DATA
 Net asset value, beginning of period        $ 10.00                $ 10.00                $  10.00
-------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                           .71                    .67                     .67
 Net realized and unrealized loss               (.04)                  (.03)                   (.04)
                                             ----------------------------------------------------------
 Total income from investment operations         .67                    .64                     .63
-------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income           (.71)                  (.67)                   (.66)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period               $  9.96                $  9.97                $   9.97
                                             ==========================================================

=======================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)            6.94%                  6.56%                   6.51%

=======================================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)    $22,421                $98,343                $194,933
-------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)           $ 6,600                $49,122                $ 82,761
-------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                          8.30%                  7.80%                   7.79%
 Expenses                                       1.26%                  1.76%                   1.77%
 Expenses, net of indirect expenses and
 waiver of expenses                             0.87%                  1.37%                   1.38%
-------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                          62%                    62%                     62%



1. For the period from September 8, 1999 (commencement of operations) to July 31, 2000.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. There are no early withdrawal charge deductions on Class B or Class C shares (none apply to Class A). Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   18 OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS

===============================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Senior Floating Rate Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. The Fund seeks as high a level of current income and preservation of capital as is consistent with investing primarily in senior floating rate loans and other debt securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

    The Fund offers Class A, Class B and Class C shares. Class A shares are not available for direct purchase and are available only upon automatic conversion of Class B shares or exchange of shares of certain other Oppenheimer funds. Class B and Class C shares are sold without an initial sales charge but may be subject to an Early Withdrawal Charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C shares have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the end of the month in which you purchase them. The following is a summary of significant accounting policies consistently followed by the Fund.

-------------------------------------------------------------------------------
SECURITIES VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if in the absence of a sale, at the last sale price on the prior trading day if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at cost (or last determined market value) and adjusted for amortization or accretion to maturity of any premium or discount.

-------------------------------------------------------------------------------
SENIOR LOANS. Under normal market conditions, the Fund will invest at least 80% of its total assets in collateralized floating rate senior loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so either as an original lender or as a purchaser of an assignment of a loan or a participation interest in a loan. Senior loans are subject to credit risk. Credit risk relates to the ability of the borrower under a senior loan to make interest and principal payments on the loan as they become due and ultimately, the risk of default. Many senior loans are illiquid. As of July 31, 2000, securities with an aggregate market value of $256,335,260, representing 81.2% of the Fund's net assets were composed of senior loans.

-------------------------------------------------------------------------------
SECURITY CREDIT RISK. Senior loans are subject to credit risk. Credit risk relates to the ability of the borrower under a senior loan to make interest and principal payments on the loan as they become due. The Fund's investments in senior loans are subject to risk of default.


                    19 OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS CONTINUED

===============================================================================
 1. SIGNIFICANT ACCOUNTING POLICIES Continued

 NON-DIVERSIFICATION RISK. The Fund is "non-diversified" and can invest in the securities of a single issuer without limit. To the extent the Fund invests a relatively high percentage of its assets in the obligations of a single issuer or a limited number of issuers, the Fund is subject to additional risk of loss if those obligations lose market value or the borrower or issuer of those obligations defaults.

-------------------------------------------------------------------------------
 REPURCHASE AGREEMENTS. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

-------------------------------------------------------------------------------
 ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

-------------------------------------------------------------------------------
 FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

-------------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

-------------------------------------------------------------------------------
 CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income
 (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the period ended July 31, 2000,


                    20 OPPENHEIMER SENIOR FLOATING RATE FUND amounts have been reclassified to reflect a decrease in paid-in capital of $28,471. Undistributed net investment income was increased by the same amount. Net assets of the Fund were unaffected by the reclassifications.

-------------------------------------------------------------------------------
 EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

-------------------------------------------------------------------------------
 OTHER. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Discount on securities purchased is accreted over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


===============================================================================
 2. SHARES OF BENEFICIAL INTEREST

 The Fund has adopted the following policies concerning periodic repurchase offers as fundamental policies, which means that the Board of Trustees of the Fund cannot change those policies without the favorable vote of the holders of a "majority of the Fund's outstanding voting securities" (as that term is defined in the Investment Company Act of 1940):

   - The Fund will make periodic Repurchase Offers, pursuant to Rule 23c-3 under the Investment Company Act (as that rule may be amended from time to time).

   - Repurchase offers shall be made at periodic intervals of three months between Repurchase Request Deadlines. The Repurchase Request Deadlines will be at the time on a regular business day (normally the last regular business day) in the months of January, April, July and October to be determined by the Fund's Board of Trustees.

   - The Repurchase Pricing Date for a particular Repurchase Offer shall be not more than 14 days after the Repurchase Request Deadline for the Repurchase Offer. If that day is not a regular business day, then the Repurchase Pricing Date will be the following regular business day.

 For the period ended July 31, 2000, the Fund extended three Repurchase Offers of 10% of its outstanding Class A, Class B and Class C shares for each offer.


                    21 OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS CONTINUED

===============================================================================
2. SHARES OF BENEFICIAL INTEREST Continued

The Fund is authorized to issue an unlimited number of shares of each class and at the date of this report has registered 50 million shares, par value $0.001 each. Class A shares are not available for direct purchase except by exchange of shares of certain other Oppenheimer funds. The Fund sells Class B and Class C shares continuously at the respective offering price for each class of shares. Transactions in shares of beneficial interest were as follows:




                                                                       PERIOD ENDED JULY 31, 2000(1)
                                                                        SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------
 CLASS A
 Converted and exchanges                                             2,328,140      $ 23,217,522
 Dividends and/or distributions reinvested                              35,505           353,496
 Repurchased                                                          (123,271)       (1,225,957)
                                                                ----------------------------------------
 Net increase                                                        2,240,374      $ 22,345,061
                                                                ========================================

--------------------------------------------------------------------------------------------------------
 CLASS B
 Sold                                                               10,074,777      $100,606,072
 Dividends and/or distributions reinvested                             224,174         2,236,258
 Repurchased                                                          (433,905)       (4,327,381)
                                                                ----------------------------------------
 Net increase                                                        9,865,046      $ 98,514,949
                                                                ========================================

--------------------------------------------------------------------------------------------------------
 CLASS C
 Sold                                                               19,689,783      $196,591,216
 Dividends and/or distributions reinvested                             399,870         3,989,459
 Repurchased                                                          (542,971)       (5,417,575)
                                                                ----------------------------------------
 Net increase                                                       19,546,682      $195,163,100
                                                                ========================================

1. For the period from September 8, 1999 (commencement of operations) to July 31, 2000.

===============================================================================
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the period ended July 31, 2000, were $361,151,118 and $85,948,521, respectively.

As of July 31, 2000, unrealized depreciation based on cost of securities for federal income tax purposes of $322,731,372 was:

Gross unrealized appreciation             $   515,597
Gross unrealized depreciation              (1,116,709)
                                          -------------
Net unrealized depreciation               $  (601,112)
                                          =============

                    22 OPPENHEIMER SENIOR FLOATING RATE FUND

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES  MANAGEMENT FEES.

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of average net assets in excess of $800 million. The Manager voluntarily agreed to reduce its management fee by 0.20% annually starting April 1, 2000. From March 1, 2000 through March 31, 2000, the Manager reduced its management fee by 0.50%, and from commencement of operations through the period ended March 1, 2000, the Manager voluntarily waived the fee entirely. The currently effective waiver may be terminated or amended at any time. The Fund's management fee for the period ended July 31, 2000, was an annualized rate of 0.74%, before any waiver by the Manager.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the repurchase of shares is shown in the table below for the period indicated.


                                                       COMMISSIONS    COMMISSIONS   COMMISSIONS
                                                        ON CLASS A     ON CLASS B    ON CLASS C
                                                            SHARES         SHARES        SHARES
                                                       ADVANCED BY    ADVANCED BY   ADVANCED BY
 PERIOD ENDED                                         DISTRIBUTOR(1) DISTRIBUTOR(1) DISTRIBUTOR(1)
-------------------------------------------------------------------------------------------------
 July 31, 2000                                                  $--    $2,369,945    $1,885,899


 1. The Distributor advances commission payments to dealers for sales of Class B and Class C shares from its own resources at the time of sale.



                                                           CLASS B                      CLASS C
                                                  EARLY WITHDRAWAL             EARLY WITHDRAWAL
                                                           CHARGES                      CHARGES
 PERIOD ENDED                            (RETAINED BY DISTRIBUTOR)    (RETAINED BY DISTRIBUTOR)
-------------------------------------------------------------------------------------------------
 July 31, 2000                                             $44,182                      $37,162


    The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C. Because the Fund is a closed-end fund and is not able to rely on the provisions of Rule 12b-1 of the Investment Company Act (the Act), the Fund has requested and obtained from the Securities and Exchange Commission (the SEC) exemptive relief from certain provisions of the Act. The operation of those plans is contingent upon the continued availability of that exemptive relief from the SEC. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

                    23 OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS CONTINUED

===============================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. While the plan permits the Board of Trustees to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the period ended July 31, 2000, payments under the Class A plan totaled $14,558 prior to Manager waivers if applicable, all of which were paid by the Distributor to recipients, and included $1,222 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

-------------------------------------------------------------------------------
CLASS B AND CLASS C SERVICE AND DISTRIBUTION PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

   The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

    The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the early withdrawal charges collected on repurchased shares and from the Fund under the plans. If either Class B or Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

Distribution fees paid to the Distributor for the period ended July 31, 2000, were as follows:



                                                                 DISTRIBUTOR'S     DISTRIBUTOR'S
                                                                     AGGREGATE      UNREIMBURSED
                                                                  UNREIMBURSED     EXPENSES AS %
                              TOTAL PAYMENTS  AMOUNT RETAINED         EXPENSES     OF NET ASSETS
                                  UNDER PLAN   BY DISTRIBUTOR       UNDER PLAN          OF CLASS
-------------------------------------------------------------------------------------------------
 Class B Plan                       $328,291         $301,586       $2,593,785            2.64%
 Class C Plan                        552,397          520,827        3,111,890            1.60


                    24 OPPENHEIMER SENIOR FLOATING RATE FUND

================================================================================
5. ILLIQUID SECURITIES

As of July 31, 2000, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Many senior loans and many of the Fund's other investments are illiquid. The aggregate value of illiquid securities subject to this limitation as of July 31, 2000, was $259,987,564, which represents 82.36% of the Fund's net assets.

===============================================================================-
6. LOAN COMMITMENTS

Pursuant to the terms of certain credit agreements, the Fund has unfunded loan commitments of $714,598 at July 31, 2000. These unfunded loan commitments must be funded by the Fund upon the borrower's discretion. The Fund is obligated to fund these commitments at the time of the request by the borrower. The Fund generally will maintain with its custodian, short-term investments having an aggregate value at least equal to the amount of unfunded loan commitments.

===============================================================================
7. BANK BORROWINGS

The Fund may borrow up to a certain percentage of its total assets from a bank to finance share repurchases during Repurchase Offers, to finance the purchase of additional investments (a technique referred to as "leverage") and to fund additional loan commitments. The Fund has entered into an agreement which enables it to participate with certain other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $100 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.09% per annum.

    The Fund had no borrowings outstanding at July 31, 2000.

                    25 OPPENHEIMER SENIOR FLOATING RATE FUND

 INDEPENDENT AUDITORS' REPORT

===============================================================================
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER SENIOR FLOATING RATE FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Senior Floating Rate Fund, including the statement of investments, as of July 31, 2000, and the related statement of operations for the period then ended, the statement of changes in net assets for the period then ended, and the financial highlights for September 8, 1999 (commencement of operations) to July 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

   We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Senior Floating Rate Fund as of July 31, 2000, the results of its operations for the period then ended, the changes in its net assets for period then ended, and the financial highlights for September 8, 1999 (commencement of operations) to July 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
August 21, 2000



                    26 OPPENHEIMER SENIOR FLOATING RATE FUND

FEDERAL INCOME TAX INFORMATION UNAUDITED

===============================================================================
In early 2001 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

    None of the dividends paid by the Fund during the period ended July 31, 2000, are eligible for the corporate dividend-received deduction.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                    27 OPPENHEIMER SENIOR FLOATING RATE FUND

FEDERAL INCOME TAX INFORMATION (Unaudited)
===============================================================================

In early 2001 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      None of the dividends paid by the Fund during the period ended July 31, 2000, are eligible for the corporate dividend-received deduction.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


27                   OPPENHEIMER SENIOR FLOATING RATE FUND

OPPENHEIMER SENIOR FLOATING RATE FUND

===============================================================================

OFFICERS AND TRUSTEES       James C. Swain, Trustee and Chairman of the Board
                            Bridget A. Macaskill, Trustee and President
                            William L. Armstrong, Trustee
                            Robert G. Avis, Trustee
                            George C. Bowen, Trustee
                            Edward L. Cameron, Trustee
                            Jon S. Fossel, Trustee
                            Sam Freedman, Trustee
                            Raymond J. Kalinowski, Trustee
                            C. Howard Kast, Trustee
                            Robert M. Kirchner, Trustee
                            Arthur J. Zimmer, Vice President
                            Andrew J. Donohue, Vice President and Secretary
                            Margaret Mudd, Assistant Vice President
                            Joseph Welsh, Assistant Vice President
                            Brian W. Wixted, Treasurer
                            Robert J. Bishop, Assistant Treasurer
                            Scott T. Farrar, Assistant Treasurer
                            Robert G. Zack, Assistant Secretary

===============================================================================
Investment Advisor          OppenheimerFunds, Inc.

===============================================================================
Distributor                 OppenheimerFunds Distributor, Inc.

===============================================================================
Transfer and Shareholder    OppenheimerFunds Services
Servicing Agent

===============================================================================
Custodian of                The Bank of New York
Portfolio Securities

===============================================================================
Independent Auditors        Deloitte & Touche LLP

===============================================================================
Legal Counsel               Myer, Swanson, Adams & Wolf, P.C.

                            This is a copy of a report to shareholders of Oppenheimer Senior Floating Rate Fund. For other material information concerning the Fund, see the Prospectus.

                            SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                            OPPENHEIMER FUNDS ARE DISTRIBUTED BY
                            OPPENHEIMERFUNDS DISTRIBUTOR, INC., TWO WORLD TRADE CENTER, NEW YORK, NY 10048-0203


         (C) Copyright 2000 OppenheimerFunds, Inc. All right reserved.

28                   Oppenheimer Senior Floating Rate Fund

INFORMATION AND SERVICES
===============================================================================

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.

Internet
24-hr access to account information and transactions(1)

WWW.OPPENHEIMERFUNDS.COM
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GENERAL INFORMATION
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
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1.800.852.8457
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1.800.843.4461
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OPPENHEIMERFUNDS MARKET HOTLINE
24 hours a day, timely and insightful messages on the economy and issues that may affect your investments
1.800.835.3104
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TRANSFER AND SHAREHOLDER SERVICING AGENT
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
-------------------------------------------------------------------------------
TICKER SYMBOLS  Class A: N/A Class B: N/A Class C: XOSCX

(1.) At times this website may be inaccessible or its transaction feature may be unavailable.

                                                         [OPPENHEIMERFUNDS LOGO]
RA0291.001.0700 September 29, 2000